Cash and cash equivalents and short term investments	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents and short term investments
Cash and cash equivalents and short-term investments
Cash and cash equivalents
Cash and cash equivalents are comprised of cash and short-term, highly liquid financial instruments, including investments in money market funds, with maturity dates of less than three months when acquired that are readily convertible to cash and are subject to an insignificant risk of changes in value. Counterparties and instruments used to hold the Group’s cash and cash equivalents are continually assessed, with a focus on preservation of capital and liquidity.
The following table summarises the cash and cash equivalents outstanding in the consolidated statement of financial position as at the dates presented:

	Year ended 31 December
	2024	2023
	€ million	€ million
Cash at banks and on hand	611	465
Short-term deposits and securities	952	954
Total cash and cash equivalents	1,563	1,419
Cash and cash equivalents are held in the following currencies as at the dates presented:

	Year ended 31 December
	2024	2023
	€ million	€ million
Euro	268	662
British pound	497	305
US dollar	51	64
Norwegian krone	57	58
Swedish krona	13	26
Australian dollar	358	118
Indonesian rupiah	123	48
Papua New Guinean kina	36	42
Philippine peso	25	—
Other	135	96
Total cash and cash equivalents	1,563	1,419
Included within cash and cash equivalents as at 31 December 2024 and 31 December 2023 were Papua New Guinea cash assets of €36 million and €42 million, respectively, denominated in local currency (kina). Government-imposed currency controls impact the extent to which the cash held in Papua New Guinea can be converted into foreign currency and remitted for use elsewhere in the Group.
As at 31 December 2024, there were €10 million of cash and cash equivalents held by the Group’s Employee Benefit Trust (refer to Note 18). The funds can be solely used for the purchases of CCEP shares to satisfy the Group’s award requirements under its current and future share-based compensation plans.
There were no other material restrictions on the Group’s cash and cash equivalents.
Short-term investments
Short-term investments are financial assets that are initially recognised at fair value and subsequently measured at amortised cost. The Group classifies its financial assets as measured at amortised cost only if both of the following criteria are met:
•the asset is held within a business model whose objective is to collect the contractual cash flows; and
•the contractual terms give rise to cash flows that are solely payments of principal and interest.
The short-term investment balance is comprised of time deposits and treasury bills, with maturity dates of greater than three months and less than one year when acquired, which do not meet the definition of cash and cash equivalents, and are expected to be held until maturity. These are highly liquid investments and, due to their short-term nature, their carrying amount is not significantly different from the fair values.
As at 31 December 2024, short-term investments were €150 million
(2023: €568 million), which included €18 million (2023: €33 million) denominated in Papua New Guinea kina that are subject to government-imposed currency controls which impact the extent to which these investments, upon maturity, can be converted into foreign currency and remitted for use elsewhere in the Group.
Cash receipts arising from the interest earned on cash and cash equivalents and short-term investments were €74 million, €58 million and €25 million for the years ended 31 December 2024, 31 December 2023, and 31 December 2022, respectively. For the years ended 31 December 2024 and 31 December 2023, these were considered as a major class of gross cash receipts from investing activities, and have been presented as such in the Group’s consolidated statement of cash flows.